UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 15, 2018
(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
1-12609	PG&E CORPORATION	California	94-3234914
1-2348	PACIFIC GAS AND ELECTRIC COMPANY	California	94-0742640

77 Beale Street P.O. Box 770000 San Francisco, California 94177 (Address of principal executive offices) (Zip Code) (415) 973-1000 (Registrant’s telephone number, including area code)	77 Beale Street P.O. Box 770000 San Francisco, California 94177 (Address of principal executive offices) (Zip Code) (415) 973-7000 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	PG&E Corporation	☐
Emerging growth company	Pacific Gas and Electric Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

PG&E Corporation	☐
Pacific Gas and Electric Company	☐

Item 8.01 Other Events

On April 13, 2018, Pacific Gas and Electric Company (the “Utility”) commenced an offer to exchange all of its outstanding Floating Rate Senior Notes due 2018 (the “2018 Restricted Notes”), 3.30% Senior Notes due 2027 (the “2027 Restricted Notes”) and 3.95% Senior Notes due 2047 (the “2047 Restricted Notes”, and together with the 2018 Restricted Notes and 2027 Restricted Notes, the “Restricted Notes”), which were not registered under the Securities Act of 1933, as amended (the “Securities Act”), for a like aggregate principal amount of its Floating Rate Senior Notes due 2018, 3.30% Senior Notes due 2027 and 3.95% Senior Notes due 2047, respectively, which have been registered under the Securities Act.  The exchange offer expired at 5:00 p.m., New York City time, on May 14, 2018.

The Bank of New York Mellon Trust Company, N.A., acting as exchange agent for the exchange offer, advised the Utility that $492,500,000 aggregate principal amount of the 2018 Restricted Notes, $1,129,736,000 aggregate principal amount of the 2027 Restricted Notes and $849,800,000 aggregate principal amount of the 2047 Restricted Notes have been validly tendered for exchange, representing 98.50% of the aggregate principal amount of the 2018 Restricted Notes, 98.24% of the aggregate principal amount of the 2027 Restricted Notes and 99.98% of the aggregate principal amount of the 2047 Restricted Notes, respectively.  The Utility accepted all of the Restricted Notes validly tendered and not withdrawn.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PG&E CORPORATION

Dated: May 15, 2018	By:	/s/ David S. Thomason
David S. Thomason
Vice President and Controller

PACIFIC GAS AND ELECTRIC COMPANY

Dated: May 15, 2018	By:	/s/ David S. Thomason
David S. Thomason
Vice President, Chief Financial Officer and Controller